Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 18. Subsequent Events

Agile Capital Financing Transaction

In July 2025, the Company entered into a business loan and security agreement with Agile Capital Funding, LLC (“Agile Funding”) pursuant to which it issued a promissory note to Agile Funding in the principal amount of $368,000. The note is subject to a one-time interest charge of $162,000 and is payable in 28 weekly installments of $19,000 commencing on July 14, 2025. The Company received net proceeds of $350,000 after deductions of $18,000 for administrative agent fees.

Sale of Singing Machine Business

On August 1, 2025, the Company entered into an asset purchase agreement with SMC and Stingray Music USA, Inc. (“Stingray USA”) pursuant to which Stingray USA purchased substantially all of the assets, and assumed most of the liabilities, associated with the Company’s Singing Machine business for $500,000. The transaction closed on August 1, 2025.